                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-14382 of Rohr, Inc. on Form S-8 of our report dated January 8, 1997, appearing in this Annual Report on Form 11-K of Rohr, Inc. Savings Plan for Employees Covered By Collective Bargaining Agreements for the year ended July 31, 1996.



San Diego, California
January 27, 1997